Exhibit 99.3

1Q26 Earnings Presentation

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “designed,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “likely,” “may,” “plan,” “predict,” “project,” “scheduled,” “seek,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct and caution the reader not to place undue reliance on our forward-looking statements. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: data breaches, cybersecurity incidents, and/or interruptions or failures of our information systems that we depend on, including software programs and applications provided by third parties; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes; the loss or reduction of business from multiple large customers or an overall reduction in our customer base; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of future acquisitions and the inability to realize the anticipated benefits of the acquisition; unsolicited takeover proposals, proxy contests, and other proposals or actions by activist investors; maintaining our corporate reputation and intellectual property rights; failure to achieve market acceptance or generate adequate returns through our VauxTM technologies; establishing and maintaining adequate internal controls over financial reporting; disruptions in domestic or global manufacturing activity, supply chains, and related changes in spending, resulting in material reductions in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of equipment, including new revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner-operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; the effects, costs and potential liabilities related to changes in and compliance with, or violation of, existing or future governmental laws and regulations, including, but not limited to, environmental laws and regulations, such as emissions-control regulations and fuel efficiency regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims, insurance premium costs, and loss of our ability to self-insure; potential impairment of long-lived assets and goodwill and intangible assets; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, the occurrence of natural disasters, public health crises, geopolitical conflicts, acts of terrorism or war, cybersecurity incidents, or trade restrictions; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”). For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 2 F O R W A R D L O O K I N G S T A T E M E N T S

ArcBest AT A GLANCE

NASDAQ: ARCB

We are a leading integrated logistics company that leverages technology and a full suite of solutions to meet customers' supply chain needs

1923 Founded	**~$400B** Addressable Market*	**99%** United States Coverage	**14K** Employees
~250 Campuses and Service Centers	**40K+** Owned Equipment	**Top 15** U.S. Truckload Broker	**30K** Customers

* Armstrong & Associates, US Department of Commerce, management estimates – July 2025.

EARNINGS PRESENTATION | 1Q26

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MOTTO: *"We'll find a way"*

MISSION

To connect and positively impact the world through solving logistics challenges

VISION

To be the leading logistics partner and innovator, working with customers to build better supply chains across the globe

STRATEGY

To drive long-term value by delivering a premium experience and growing informed, trusted, innovative relationships

VALUES

Creativity
We create solutions

Integrity
We do the right thing

Collaboration
We work together

Growth
We grow our people and our business

Excellence
We exceed expectations

Wellness
We embrace total health

EARNINGS PRESENTATION | 1Q26

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ARCBEST IS A STRATEGIC PARTNER TO CUSTOMERS

CUSTOMERS WANT AND NEED

- Flexibility
- Efficiency
- Resiliency
- Reliability

ArcBest Seamlessly Connects Customers & Capacity

PARTNERING WITH CUSTOMERS TO PROVIDE

- Actionable Supply Chain Insights
- Operational Efficiencies
- Cost Savings

EARNINGS PRESENTATION | 1Q26

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E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 6 ARCBEST SOLVES CUSTOMER NEEDS THROUGH MULTIPLE SOLUTIONS Less-than- Truckload Truckload Managed Expedite and Other Services Customers use an average of 4services

>3x Revenue & Profit per account is over 3X higher on cross-sold accounts Revenue & Profit 70% About 70% of customers who use Asset-Light services also utilize Asset-Based services 5% Higher Customer Retention Asset-Light + Asset-Based Retention rates are 5 percentage points higher on cross-sold accounts than on single-solution accounts Shared resources provide scale and cost efficiencies Sales Technology Financial Services Human Resources 7 CUSTOMER-LED STRATEGY YIELDS RESULTS E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6

MANAGED SOLUTIONS

ArcBest is a 3PL with Assets

Managed feeds LTL, Truckload and Expedite

Sourcing

- Strong network of LTL, truckload & rail capacity providers
- ~240 Service Centers
- 40K+ pieces of owned equipment

Customer Benefits

- Supply Chain Optimization
- Network Design and Pool Distribution
- Vendor Consolidations
- Technology Enabled Integrations
- End-to-End Visibility & Reporting
- Supply Chain Efficiency and Reduced Costs

~40% CAGR '17-26



2017
2018
2019
2020
2021
2022
2023
2024
2025
1Q26

Average Managed Shipments Per Day

EARNINGS PRESENTATION | 1Q26 8

2028 FINANCIAL TARGETS

Margin Expansion and Growth

87%-90%

Asset-Based Non-GAAP Operating Ratio [1]

$40M-$70M

Asset-Light Non-GAAP Operating Income [1]

Strong EPS Growth

$12-$15

Non-GAAP Diluted EPS [1][2]

$400M-$500M

Annual Operating Cash Flow

16%-19%

Non-GAAP Return on Capital Employed [1]

1) See non-GAAP reconciliations in the Additional Information section of this presentation
2) Assumes consistent outstanding shares

EARNINGS PRESENTATION | 1Q26

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STRATEGIC PILLARS

Accelerating PROFITABLE GROWTH

- ✓ Refined Go-to-Market Approach
- ✓ Maintaining Yield Discipline
- ✓ Expanding Quote Pool
- ✓ Enhancing Customer Service and Visibility Tools

Increasing EFFICIENCY

- ✓ Network Capacity
- ✓ Fleet Optimization
- ✓ Continuous Improvement Training

Driving INNOVATION

- ✓ Technology & AI Portfolio

EARNINGS PRESENTATION | 1Q26

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ACCELERATING
PROFITABLE GROWTH

REFINED GO-TO-MARKET APPROACH

Customer Obsessed Revenue Engine

- Marketing
- Yield
- Sales
- Customer Service

- Aligned Growth Engine Teams
- Growing Core LTL Business
- Accelerating Managed Opportunities
- Growing Truckload Business & Optimizing Mix
- Enhancing Expedite Growth

EARNINGS PRESENTATION | 1Q26
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ACCELERATING
PROFITABLE GROWTH

MAINTAINING YIELD DISCIPLINE THROUGH CENTRALIZED PRICING STRATEGY

Cost
How much will it cost to handle?

Market
What is the market price?

Value
What additional value are we providing?

Strongest LTL Pricing Metrics Among Competitors

Legend:

Peers | ABF


Revenue/CWT
$50
$25
$0
~1.5x
Peers as of 4Q25
ABF 1Q26


Revenue/Shipment
$550
$275
$0
~1.4x
Peers as of 4Q25
ABF 1Q26

EARNINGS PRESENTATION | 1Q26

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ACCELERATING
PROFITABLE GROWTH

EXPANDING QUOTE POOL DRIVES PROFITABLE GROWTH


ArcBest View
TMS Providers
3PLs
NMFC Changes
Selectively fill capacity to optimize yield and profitability
Profitable Growth

EARNINGS PRESENTATION | 1Q26
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More quotes, more choices Drives additional incremental profit E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 14 DYNAMIC PRICE IMPROVES AS QUOTES GROW K 50K 100K 150K 200K 250K 300K 2020 2021 2022 2023 2024 2025 2026 Daily Dynamic Quotes ~50% More Rev/Ship Since 2020 ACCELERATING PROFITABLE GROWTH

8,820 8,820 8,955 9,254 9,497 9,604 135 299 243 107 23 2021 2022 2023 2024 2025 2026 YTD ~800 Net Door Expansion Since 2021 8,820 8,955 9,254 9,497 9,604 Existing Doors New Doors Strategically Adding Capacity Revenue Growth E N A B L E S : Efficiency Productivity Service I M P R O V E S : E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 15 NETWORK CAPACITY Disciplined investments in our long-term LTL network facility roadmap INCREASING EFFICIENCY 9,627

INCREASING
EFFICIENCY

FLEET OPTIMIZATION

Disciplined investments in our fleet


ArcBest
ABF

FLEET INVESTMENT

- Annual reinvestment cycle
- Optimized total cost of ownership
- 40,000+ owned and operated pieces of equipment


ABF

FLEET EFFICIENCY

- Maintaining young and modern fleet
- Piloting and implementing solutions to improve vehicle efficiency



SAFETY

- Piloting speed limiter and control technology
- Implemented advanced safety features


ABF
ABF

SUSTAINABILITY

- Testing electric vehicles
- EPA SmartWay partner since 2006

EARNINGS PRESENTATION | 1Q26

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INCREASING EFFICIENCY

CONTINUOUS IMPROVEMENT TRAINING

Positioning our people for success

- Culture of continuous improvement
- Deploying training teams
- Expanding transfer capacity and performance management

$32M IN ANNUALIZED COST SAVINGS



Additional Runway to Expand Benefits by Training Additional Locations
2024
2025
2026

Continuous improvement training successfully implemented across ~75% of the network

EARNINGS PRESENTATION | 1Q26 17

DRIVING INNOVATION

CITY ROUTE OPTIMIZATION

CITY ROUTE OPTIMIZATION TOOLS

- Optimized Delivery Routes
- Daily Demand Projections
- Optimized Pickup Routes

KEY FEATURES

- Dynamic route optimization system with suite of tools
- Leverages AI to reduce manual tasks, minimize costs and maximize utilization
- Integrates with shipment visibility for more efficient route planning



City Route Optimization
Phases 1, 2 & 3
Realized Annual Savings
$15M
Per Year
2021
2022
2023
2024
2025
2026

City Route Optimization phase 1 is complete, and the rollout of phases 2 & 3 delivered benefits across ~80% of the network

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DRIVING INNOVATION

ARCBEST AI APPROACH

Delivering tangible productivity gains and enabling growth

- AI supports our strategy and is integrated into current initiatives
- We apply multiple AI techniques aligned to each use case
- Governance ensures responsible, secure, and rapid deployment
- We equip employees with secure generative AI tools and training
- We build where our network and process knowledge create advantage, and we partner where it speeds time-to-value
- Our AI portfolio is prioritized to create meaningful value across the business
- Customer value remains central as we balance digital enablement with human support

EARNINGS PRESENTATION | 1Q26

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DRIVING INNOVATION

TECHNOLOGY AND AI PORTFOLIO

Asset-Based Optimization

Optimize the asset-based network

- City Route Optimization*
- Flex Deliveries
- Linehaul Optimization*
- Delivery Image Grading*
- Trailer Close Model
- Augmented Appt Scheduling*
- Network Simulation Tools*

Asset-Light Optimization

Provide efficiency & margin improvements

- Inbound Call Offer Collection*
- Inbound Email Offer Collection*
- Spot Price Enhancements*
- Load Posting Optimization
- Automated Offer Negotiation*
- Capacity Sourcing Augmentation

Interaction Optimization

Provide customers with better, quicker information

- Interaction Categorization & Routing*
- Phone & Email Tracking Automation*
- Email Quoting Automation*
- Phone & Email Load Scheduling Automation*
- Enhanced Pickup ETAs

Digital Platforms

Create self-service tools for Customers and Carriers

- ArcBest View
- Carrier Portal Digital Tools
- Enhanced Tracking Statuses

Idea → Pilot → Learn → Refine → Expand → Operationalize

* Includes AI components that enhance efficiency and decision support.

EARNINGS PRESENTATION | 1Q26 20

$999M E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 21 Key Metrics A R C B E S T C O N S O L I D A T E D 1Q26 vs 1Q25 ArcBest Consolidated Revenue $0.32 Non-GAAP Earnings per Diluted Share(1) $13.5M Non-GAAP Operating Income(1) Asset-Based 3% Asset-Light 37% 22% $9M $4M 1) See non-GAAP reconciliations in the Additional Information section of this presentation

Shipments per Day Average Increase on Contract Renewals and Deferred Pricing Agreements Tonnage per Day Billed Rev/CWT Weight per Shipment 4% Billed Revenue 7% per Shipment 1% 2% 6.3% E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 22 Key Metrics A S S E T - B A S E D 1Q26 vs 1Q25 Operating Income $17.5M 34% 2% Per Day 97.3% Operating Ratio 140BPS Increase Asset-Based Revenue $655M 5%

Higher Revenue per Shipment Increased weight per shipment Lower revenue per hundredweight Higher Cost per Shipment Increased contracted union labor and rates Higher fuel and depreciation 85 87 89 91 93 95 97 99 Operating Ratio YoY Bridge Higher Cost/Ship outpaced improved Rev/Ship by 140 bps E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 23 OPERATING RATIO BRIDGE K E Y D R I V E R S : Asset-Based 1Q25 to 1Q26 1Q25 Operating Ratio 1Q26 Rev/Ship 1Q26 Cost/Ship 1Q26 Operating Ratio

LABOR PLANNING ALIGNS HEADCOUNT AND SHIPMENTS

Technology and Training Drives Productivity Gains



8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Linehaul and DSY Headcount
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
Shipments/Day
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26
Linehaul, Dock, Street and Yard Headcount
Shipments/Day

EARNINGS PRESENTATION | 1Q26

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A P R I L P R E L I M I N A R Y 1% E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 25 Key Metrics A S S E T - B A S E D Apr 2026 vs Apr 2025 Revenue per Day Tonnage per Day Shipments per Day Billed Rev/CWT Billed Revenue per Shipment Weight per Shipment 10% 5% 4% 6% 9%

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 26 Key Metrics A S S E T - L I G H T 1Q26 vs 1Q25 $378M Asset-Light Revenue Non-GAAP Operating Income(1) Shipments per Day Revenue per Shipment Shipments per Employee per Day Purchased Transportation as % of Revenue: 86% 10% 3% 26% 1) See non-GAAP reconciliations in the Additional Information section of this presentation 7% $2.8M 337% Per Day

A P R I L P R E L I M I N A R Y Revenue per Shipment E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 27 Key Metrics A S S E T - L I G H T Apr 2026 vs Apr 2025 7% Revenue per Day Shipments per Day Purchased Transportation as % of Revenue: 86% 24% 17%

94.5% 94.2% 88.8% 86.4% 90.4% 91.2% 94.3% 94.6% 75% 80% 85% 90% 95% 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM FREIGHT RECESSION COVID-19 IMPACTS Union Pension Impact on Operating Ratio E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 28 ASSET-BASED ANNUAL OPERATING RATIO FREIGHT RECESSION See non-GAAP reconciliations in the Additional Information section of this presentation

1,000 1,200 1,400 1,600 1,800 2,000 $300 $350 $400 $450 $500 $550 $600 $650 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Weight Revenue and Cost Rev/Shp Cost/Shp Wgt/Shp E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 29 ASSET-BASED ANNUAL MARGIN Revenue per shipment Reflects disciplined pricing and freight-profile changes Impacted by weight per shipment Cost per shipment Reflects union labor contract and other inflationary increases Mitigated by technology, training and network design that improves productivity and efficiency Weight per shipment Impacted by softness in manufacturing and housing Focused on maximizing profitability per shipment through disciplined pricing and cost control

-$40 -$20 $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM FREIGHT RECESSION COVID-19 IMPACTS FREIGHT RECESSION E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 30 ASSET-LIGHT ANNUAL OPERATING INCOME compared to 2024 (Non-GAAP) $ IMPROVEMENT 23M IN OPERATING RESULTS See non-GAAP reconciliations in the Additional Information section of this presentation

Maintaining solid balance sheet and investment-grade credit metrics E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 31 BALANCED APPROACH TO CAPITAL ALLOCATION Returning cash to shareholders through share repurchases and dividends Prioritizing high-return, organic investments in real estate, equipment, and innovative projects Selectively using mergers & acquisitions to advance strategy Sustain & Drive Growth Return Capital Mergers & Acquisitions $170 $206 $324 $471 $322 $286 $229 $261 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Operating Cash Flow

2019 - 2021 2022 - 2025 2026 - 2028 Target Normalization following ‘22-‘25 strategic investments Asset-Light strategy requires minimal capital Efficiency gains from tech, training, process improvements Rigorous capital investment evaluation Projected 2026 Net Capital Expenditures: $150M to $170M E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 32 CAPITAL INTENSITY DECREASING K E Y D R I V E R S : Positioned for growth without major new buildouts Capital Expenditures % of Revenue 4% 5% Below 5%

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 33 RETURN OF CAPITAL Increasing Returns to Shareholders Through Dividends and Share Repurchases $125M New $125M share repurchase program authorized $500M Nearly $500M returned to shareholders since 2019 Generates significant free cash flow, enabling opportunistic share repurchases STRONG OUTLOOK 0 100 200 300 400 500 600 2019 2020 2021 2022 2023 2024 2025 2026 YTD Cumulative Dividends Cumulative Share Repurchases

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 34 SOLID FINANCIAL FOUNDATION ~$800M of Current and Potential Capacity ~$400M Cash and Current Debt Capacity ~$400M Potential Future Debt Capacity(2) 1) See non-GAAP reconciliations in the Additional Information section of this presentation 2) Reflects available amounts under accordion features of the Credit Facility and Accounts Receivable Securitization agreements, as well as allowable equipment financing borrowings, as of 1Q 2026 -0.5 0 0.5 1 1.5 2 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Net Debt to EBITDA (Non-GAAP)(1) S&P 500 Net Debt to EBITDA ArcBest Net Debt to EBITDA

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 35 RETURN ON CAPITAL EMPLOYED 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Return on Capital Employed (Non-GAAP) Disciplined capital allocation and strategic investments that deliver long-term growth DRIVES SUSTAINABLE VALUE See non-GAAP reconciliations in the Additional Information section of this presentation

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 36 Reconciliations of GAAP to Non-GAAP Financial Measures (Unaudited) Note: We report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures and ratios utilized internally to assess core performance offer analysts, investors, and others insights into performance trends by excluding items from operating results that management believes do not reflect our core operating performance. Our calculations may not be comparable to similarly titled measures of other companies as other companies may calculate non-GAAP measures differently. Certain information discussed in the scheduled conference call could be considered non-GAAP measures. Non-GAAP financial measures should be viewed in addition to, and not as an alternative or a better measurement than operating income, net income (loss) or earnings per share, as determined under GAAP, which are the most directly comparable measures for the periods presented.

All forward-looking financial targets in this presentation assume a consolidated tax rate of 25%. Consolidated non-GAAP earnings per share and non-GAAP return on capital employed are non-GAAP financial measures that are most directly comparable to consolidated earnings per share and return on capital employed. These non-GAAP measures exclude purchase accounting amortization, which is expected to total $7M pre-tax in 2028. We are unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because the timing, amount, and nature of the adjustments that would be required to reconcile such measures are inherently uncertain, depend on future events outside of our control, and cannot be reasonably predicted. These items include innovative technology costs, life insurance proceeds, changes in the cash surrender value of life insurance policies, income taxes related to future vesting of restricted stock units, and potential non-recurring or unusual items, any of which could be material. Non-GAAP Asset-Based Operating Ratio is a non-GAAP financial measure that are most directly comparable to Asset-Based Operating Ratio. Non-GAAP Asset-Based OR could be adjusted for non-recurring, infrequent, or unusual items. Because the timing, amount and nature of any adjustments are unknown, and any adjustments could be material in future periods, we are unable to provide quantitative reconciliations to the most directly comparable GAAP measure. Asset-Light non-GAAP operating income range of $40M to $70M excludes GAAP impacts from purchase accounting amortization, which is expected to total $7M in 2028. Including these impacts, the Asset-Light GAAP operating income would range from $33M to $63M in 2028. See reconciliation table to the right. E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 37 Forward-Looking Non-GAAP Financial Measures A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 2028 Target Asset-Light – Operating Income ($ millions) Amounts on a GAAP basis $ 33 - 63 Purchase accounting amortization, pre-tax (1) 7 Non-GAAP amounts $ 40 - 70 1. Represents the amortization of acquired intangible assets in the Asset-Light segment.

ADDITIONAL INFORMATION

ArcBest Consolidated

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	(Unaudited)	
	1Q26	1Q25
ArcBest Consolidated – Operating Income	($ millions)	
Amounts on a GAAP basis	**$ 3.4**	**$ 6.6**
Innovative technology costs, pre-tax [1]	7.4	7.5
Purchase accounting amortization, pre-tax [2]	2.6	3.2
Non-GAAP amounts [3]	$ 13.5	$ 17.3

1. Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation.
2. Represents the amortization of acquired intangible assets in the Asset-Light segment.
3. Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding.

EARNINGS PRESENTATION | 1Q26

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ADDITIONAL INFORMATION

ArcBest Consolidated

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES	(Unaudited) 1Q26	1Q25
ArcBest Consolidated – Diluted Earnings (Loss) Per Share [1]		
Amounts on a GAAP basis	**$ (0.05)**	**$ 0.13**
Innovative technology costs, after-tax (includes related financing costs) [2]	0.25	0.25
Purchase accounting amortization, after-tax [3]	0.09	0.10
Changes in cash surrender value and gains on life insurance policies	0.03	0.03
Tax benefit from vested RSUs	-	-
Non-GAAP amounts	$ 0.32	$ 0.51

1. For first quarter 2026, ArcBest reported a net loss on a GAAP basis and reported net income on a non-GAAP basis. The average common shares outstanding used to calculate non-GAAP diluted earnings per share for first quarter 2026 were adjusted to include unvested restricted stock awards, which were excluded from the calculation of GAAP diluted earnings per share due to the net loss.

Average Common Shares Outstanding	Three Months Ended March 31, 2026
Diluted shares on GAAP basis	**22,338,397**
Effect of unvested restricted stock awards	143,010
Non-GAAP diluted shares	22,481,407

2. Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation.
3. Represents the amortization of acquired intangible assets in the Asset-Light segment.

EARNINGS PRESENTATION | 1Q26 39

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 40 Asset-Light A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) 1Q26 1Q25 Asset-Light – Operating Income (Loss) ($ millions) Amounts on a GAAP basis $ 0.2 $ (4.4) Purchase accounting amortization, pre-tax (1) 2.6 3.2 Non-GAAP amounts $ 2.8 $ (1.2) 1. Represents the amortization of acquired intangible assets in the Asset-Light segment.

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 41 Asset-Based A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* (Unaudited) 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Asset-Based Operating Income ($ millions, except percentages) Amounts on a GAAP basis $ 102.1 95.2% $ 98.9 95.3% $ 260.7 89.9% $ 381.1 87.3% $ 253.2 91.2% $ 242.6 91.2% $ 172.0 93.7% $ 163.1 94.1% Gain on sale of certain properties, pre-tax (1) - - - - - - - - - - - - (15.7) 0.6 (15.7) 0.6 Innovative technology costs, pre-tax (2) 13.7 (0.6) 22.5 (1.1) 27.6 (1.1) 27.2 (0.9) 21.7 (0.8) - - - - - - Asset impairment charges, pre-tax (3) - - - - - - - - 0.7 - - - - - - - Nonunion vacation policy enhancement, pre-tax (4) - - - - - - 1.2 - - - - - - - - - ELD conversion costs, pre-tax (5) 2.7 (0.1) - - - - - - - - - - - - - - Nonunion pension termination costs, pre-tax (6) 0.3 - - - - - - - - - - - - - - - Non-GAAP amounts (7) $ 118.8 94.5% $ 121.3 94.2% $288.3 88.8% $409.6 86.4% $ 275.5 90.4% $242.6 91.2% $ 156.3 94.3% $ 147.3 94.6% *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table

E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 42 Asset-Light A D D I T I O N A L I N F O R M A T I O N RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES* (Unaudited) 2019 2020 2021 2022 2023 2024 2025 1Q26 TTM Asset-Light – Operating Income (Loss) ($ millions) Amounts on a GAAP basis $ (20.2) $ 9.7 $ 46.4 $ 52.7 $ (12.3) $ 58.4 $ (15.3) $ (10.7) Purchase accounting amortization, pre-tax (8) 4.2 3.8 5.3 12.9 12.8 12.8 12.8 12.2 Change in fair value of contingent consideration, pre-tax (9) - - - 18.3 (19.1) (90.3) (2.7) (2.7) Asset impairment charges, pre-tax (3) 26.5 - - - 14.4 1.7 6.6 6.6 Legal settlement, pre-tax (10) - - - - 9.5 0.3 - - Gain on sale of subsidiaries, pre-tax (11) - - (6.9) (0.4) - - - - Nonunion vacation policy enhancement, pre-tax (4) - - - 0.3 - - - - Non-GAAP amounts (7) $ 10.5 $ 13.4 $ 44.7 $ 83.8 $ 5.3 $ (17.1) $ 1.5 $ 5.5 *See “Notes to Non-GAAP Financial Tables” for footnotes to this non-GAAP table

ADDITIONAL INFORMATION

ArcBest Consolidated

(continuing operations)[12]

*See "Notes to Non-GAAP Financial Tables" for footnotes to this non-GAAP table

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES*

	(Unaudited)							
	2019	2020	2021	2022	2023	2024	2025	1Q26 TTM
ArcBest Consolidated – Adjusted EBITDA [13]	($ millions)							
Net Income (Amounts on a GAAP basis)	**$ 35.2**	**$ 67.3**	**$ 210.5**	**$ 294.6**	**$ 142.2**	**$ 173.4**	**$ 60.1**	**$ 55.9**
Interest and other related financing costs	11.5	11.7	8.9	7.7	9.1	9.0	12.4	13.9
Income tax provision	10.1	20.4	62.6	93.7	44.8	45.4	23.0	21.7
Depreciation and amortization [14]	111.1	116.8	122.6	138.2	145.3	149.1	170.3	174.7
Amortization of share-based compensation	9.4	10.3	11.2	12.5	11.4	11.4	10.6	10.3
Change in fair value of contingent consideration [9]	-	-	-	18.3	(19.1)	(90.3)	(2.7)	(2.7)
Asset impairment charges [3]	26.5	-	-	-	30.2	1.7	12.0	12.0
Legal settlement [10]	-	-	-	-	9.5	0.3	-	-
Change in fair value of equity investment [15]	-	-	-	-	(3.7)	28.7	-	-
Gain on sale of subsidiaries, after-tax [11]	-	-	(6.9)	(0.4)	-	-	-	-
Transaction costs, after-tax [16]	-	-	6.0	-	-	-	-	-
Amortization of actuarial losses of benefit plans and pension settlement expense [17]	9.8	-	-	-	-	-	-	-
Consolidated Adjusted EBITDA [7]	$ 213.6	$ 226.5	$ 414.8	$ 564.6	$ 369.6	$ 328.6	$ 285.8	$ 285.9

EARNINGS PRESENTATION | 1Q26

43

ADDITIONAL INFORMATION

ArcBest Consolidated

(continuing operations)[12]

*See "Notes to Non-GAAP Financial Tables" for footnotes to this non-GAAP table

RETURN ON CAPITAL EMPLOYED (ROCE)[18]	2019	2020	2021	2022	2023	2024	2025	1Q26 TTM
	(Unaudited, $ millions)							
Net Income (Amounts on a GAAP basis)	**$ 35.2**	**$ 67.3**	**$ 210.5**	**$ 294.6**	**$ 142.2**	**$ 173.4**	**$ 60.1**	**$ 55.9**
Innovative technology costs, after-tax (includes related financing costs) [2]	15.7	19.6	24.9	30.8	39.7	26.1	22.2	22.1
Purchase accounting amortization, after-tax [8]	3.1	2.8	3.9	9.6	9.6	9.6	9.6	9.1
Changes in cash surrender value and gains on life insurance policies	(3.7)	(2.3)	(4.1)	2.7	(4.6)	(3.3)	(3.3)	(3.3)
Tax expense (benefit) from vested RSUs [19]	0.5	0.5	(7.6)	(8.1)	(5.3)	(11.3)	1.0	0.9
Change in fair value of contingent consideration, after-tax [9]	-	-	-	13.6	(14.4)	(67.9)	(2.0)	(2.0)
Asset impairment charges, after-tax [3]	19.8	-	-	-	22.6	1.3	9.1	9.1
Legal settlement, after-tax [10]	-	-	-	-	7.1	0.2	-	-
Gain on sale of certain properties, after-tax [1]	-	-	-	-	-	-	(11.8)	(11.8)
Change in fair value of equity investment, after-tax [15]	-	-	-	-	(2.8)	21.6	-	-
Gain on sale of subsidiaries, after-tax [11]	-	-	(5.4)	(0.3)	-	-	-	-
Nonunion vacation policy enhancement, after-tax [4]	-	-	-	1.5	-	-	-	-
Tax credits [20]	(2.5)	(1.3)	(1.5)	0.2	-	-	-	-
Transaction costs, after-tax [16]	-	-	4.4	-	-	-	-	-
Nonunion pension expense, including settlement expense, after-tax [21]	8.0	0.1	-	-	-	-	-	-
ELD conversion costs, after-tax [5]	2.0	-	-	-	-	-	-	-
Nonunion pension termination costs, after-tax [6]	0.3	-	-	-	-	-	-	-
After-tax interest expense [22]	8.7	8.8	6.5	5.7	6.7	6.6	9.1	10.2
ROCE Earnings [7]	**$ 87.1**	**$ 95.5**	**$ 231.5**	**$ 350.5**	**$ 200.8**	**$ 156.3**	**$ 93.9**	**$ 90.2**
Beginning equity	717.7	763.0	828.6	929.1	1,151.4	1,242.4	1,314.4	1,294.7
Ending equity	763.0	828.6	929.1	1,151.4	1,242.4	1,314.4	1,295.7	1,286.5
Average Total Equity [23]	**$ 740.4**	**$ 795.8**	**$ 878.8**	**$ 1,040.2**	**$ 1,196.9**	**$ 1,278.4**	**$ 1,305.0**	**$ 1,290.6**
Beginning debt	291.7	323.5	284.2	225.5	264.6	228.9	189.1	214.2
Ending debt	323.5	284.2	225.5	264.6	228.9	189.1	223.9	223.7
Average Total Debt [24]	**$ 307.6**	**$ 303.9**	**$ 254.9**	**$ 245.1**	**$ 246.8**	**$ 209.0**	**$ 206.5**	**$ 218.9**
Average Capital Employed	**$ 1,048.0**	**$ 1,099.7**	**$ 1,133.7**	**$ 1,285.3**	**$ 1,443.7**	**$ 1,487.4**	**$ 1,511.5**	**$ 1,509.6**
ROCE (percent)	**8%**	**9%**	**20%**	**27%**	**14%**	**11%**	**6%**	**6%**

The following footnotes apply to the non-GAAP financial tables on the previous four slides in this presentation: 1) Primarily includes gains on two service center sales within the Asset-Based operations. 2) Represents costs related to our customer pilot offering of Vaux and initiatives to optimize our performance through technological innovation. The 2019-2023 periods also include costs associated with the freight handling pilot test program at ABF Freight, for which the decision was made to pause the pilot during third quarter 2023. Costs for 2019-2020 have been adjusted to conform to the current-year presentation. 3) The 2025 periods represent noncash asset impairment charges recognized during fourth quarter 2025 related to the indefinite-lived intangible assets within Asset-Light’s segment and the write-off of certain assets utilized in the freight handling pilot program. The 2024 periods represent noncash asset impairment charges for certain revenue equipment and software recognized during fourth quarter 2024 as part of a strategic decision to adjust capacity within Asset-Light’s operations. The 2023 periods represent noncash lease-related impairment charges for a freight handling pilot facility, an Asset-Based service center, and Asset-Light office spaces that were made available for sublease. The 2019 periods represent a noncash impairment charge recognized in fourth quarter related to a portion of the goodwill, customer relationship intangible assets, and revenue equipment associated with the acquisition of truckload brokerage and truckload dedicated businesses within the Asset-Light segment. 4) Represents a one-time, noncash charge for enhancements to our nonunion vacation policy which were effective third quarter 2022. 5) Impairment charges related to equipment replacement and other one-time costs incurred to comply with the electronic logging device (“ELD”) mandate which became effective in December 2019. 6) Consulting fee incurred in third quarter 2019 associated with the termination of the nonunion defined benefit pension plan. 7) Non-GAAP amounts are calculated in total and may not equal the sum of the GAAP and the non-GAAP adjustments due to rounding. 8) Represents the amortization of acquired intangible assets in the Asset-Light segment. 9) Represents change in fair value of the contingent earnout consideration recorded for the MoLo acquisition. 10) Represents settlement expenses related to the classification of certain Asset-Light employees under the Fair Labor Standards Act, which were paid during first quarter 2025. 11) Gains associated with the April 2021 divestitures of moving services subsidiaries for which the gains were recognized in second quarter 2021, when the contingent consideration was received on the transactions, as well as including the contingent amount recognized in second quarter 2022 when the funds were released to escrow. 12) Historical results of FleetNet have been excluded from results for all periods presented, and reclassifications have been made to the prior-period financial statements to conform to current-year presentation. 13) Adjusted EBITDA is used for business planning and as a key performance measure, particularly because it excludes certain significant expenses resulting from strategic decisions or other factors rather than core daily operations, such as amortization of acquired intangibles and software of the Asset-Light segment. The calculation of Consolidated Adjusted EBITDA begins with net income (loss), which is the most directly comparable GAAP measure. 14) Includes amortization of intangibles associated with acquired businesses. 15) For 2024, represents a noncash impairment charge to write off an equity investment in Phantom Auto, a provider of human-centered remote operation software, which ceased operations during first quarter 2024. For 2023, represents the increase in fair value of an investment in Phantom Auto based on observable price changes during second quarter 2023. 16) Represents costs associated with the November 1, 2021, acquisition of MoLo Solutions, LLC. 17) Includes pre-tax pension settlement expense of $4.2 million related to the Company’s nonunion defined benefit pension plan, for which plan termination was completed as of December 31, 2019, and a $4.0 million noncash pension termination expense related to an amount which was stranded in accumulated other comprehensive income until the pension benefit obligation was settled upon plan termination. 18) Management uses Adjusted Return on Capital Employed (ROCE) as a measure of the profitability of the company's capital employed in its business operations. ROCE is a good indicator of long-term company and management performance as it relates to capital efficiency. The calculation of ROCE as presented below begins with the numerator of Net Income from Continuing Operations and the denominator of Average Debt and Average Total Equity. The Net Income from Continuing Operations is adjusted for Non-GAAP items and after-tax interest expense. 19) Represents recognition of the tax impact for the vesting of share-based compensation. 20) Represents tax credits recognized in the tax provision which relate to a prior tax year due to timing of recognition or retroactive reinstatement of the tax credits. Includes amounts related to alternative fuel tax credit in 2018, 2019 and 2022. Includes amounts related to research and development tax credit in 2019, 2020 and 2021. The 2022 period also includes amounts related to the alternative fuel tax credit for the year ended December 31, 2021, which were recorded in third quarter 2022. 21) Represents nonunion pension expense, including pension settlement and termination expense, related to the Company’s nonunion defined benefit pension plan for which plan termination was completed in 2019. Also includes pension settlement expense related to the Company’s supplemental benefit plan. 22) After-tax interest expense is interest and other related financing costs, net of an assumed tax rate reflective of the applicable statutory and/or effective tax rates for the period presented. 23) Average total equity is the average of the beginning and ending total stockholders’ equity. 24) Average total debt is the average of the beginning and ending current portion of long-term debt and long-term debt, less current portion. E A R N I N G S P R E S E N T A T I O N | 1 Q 2 6 45 Notes to Non-GAAP Financial Tables